Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED JULY 2, 2004, TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2003

The following information supplements and should be read in conjunction with the information provided in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2003.

At the March 16, 2004, meeting of the Board of Trustees, the Trustees approved Robert E. Lee as Chairman of the Financial Investors Trust Audit Committee.

On July 1, 2004, Denver Investment Advisors LLC (“DIA”) became the investment advisor to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund.  On that date, new Interim Advisory Agreements were entered into between DIA and Financial Investors Trust (the “Trust”) on behalf of each of the Aristata Funds.

As of July 1, 2004, DIA purchased all of the stock of Tempest Investment Counselors, Inc. (“Tempest”), the former investment advisor to the Aristata Funds.  As required by the Investment Company Act of 1940, the Funds’ Advisory Agreements with Tempest terminated upon such acquisitions.  At a June 15, 2004 meeting of the Trustees of the Trust, in anticipation of the DIA/Tempest transaction, the Trustees approved the Interim Advisory Agreements under which DIA will direct the investment of the Funds in accordance with each Fund’s investment objective, policies and restrictions.  The term of each Interim Advisory Agreement is 150 days, and it may be terminated on 10 days notice by the Trustees.  Except for the term, all material terms and conditions of each Interim Advisory Agreement, including the fees to be paid by the Funds, will be the same as under the Funds’ prior agreements with Tempest.  The fees paid by the Funds under the agreement will be held in escrow pending approval by the shareholders of the Fund.

DIA has proposed to the Trustees that each of the Aristata Funds be merged into a Westcore Fund, now managed by DIA, with similar investment objectives.  The Trustees have not acted on this proposal and, if they approve the proposal, it will be submitted to the shareholders of each Aristata Fund prior to becoming effective.  Shareholder meetings of the Funds will be held in the near future to consider these or other arrangements for the future of the Aristata Funds.

During the term of the interim agreements, the Funds will be managed by teams of investment professionals.  The Aristata Equity Fund is managed by the Equity Value research team.  The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Fund as they see fit, guided by the Funds’ investment objectives and strategies.

The Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund are managed by the Fixed Income research team.  Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies.  The Fixed Income research team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Further, the following table should be deleted in its entirety from the section entitled “Trustees and Officers” on page 20 of the SAI:

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Traci A. Thelen, age 30, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary

Ms. Thelen is the General Counsel of ALPS and ADI.  Ms. Thelen joined ALPS and ADI in October 1999 as Associate Counsel.  Prior to that, Ms. Thelen did contract work for various law firms in Boulder, Colorado.  Because of her positions with ALPS and ADI, Ms. Thelen is deemed as affiliate of the Trust as defined under the 1940 Act.

The following table should replace the above table:

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Erin E. Douglas, age 27, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary

Ms. Douglas is the Associate Counsel of ALPS and ADI.  Ms. Douglas joined ALPS and ADI in January 2003 as Associate Counsel.    Because of her positions with ALPS and ADI, Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act.  Ms. Douglas is also Secretary of the Financial Investors Variable Insurance Trust and Reaves Utility Income Fund.